As filed with the Securities and Exchange Commission on June 23, 1998.

                                            Registration No. 333-
===========================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                   ---------------------------------
                            FORM S-8
                     REGISTRATION STATEMENT
                             UNDER
                   THE SECURITIES ACT OF 1933

                  ________________________________

                       AlliedSignal Inc.
     (Exact name of registrant as specified in its charter)

                 Delaware                             22-2640650
        (State or other jurisdiction               (I.R.S. Employer
      of incorporation or organization)          Identification Number)

              P.O. Box 4000
           Morristown, New Jersey                      07962-2497
   (Address of Principal Executive Offices)            (Zip Code)
                _____________________________________

        Employee Stock Purchase Plan of AlliedSignal Inc.
                    (Full title of the plan)

                _____________________________________

                    PETER M. KREINDLER, ESQ.
      Senior Vice President, General Counsel and Secretary
                       AlliedSignal Inc.
                       101 Columbia Road
             Morris Township, New Jersey 07962-2497
            (Name and address of agent for service)
                        (973) 455-2000
  (Telephone number, including area code of agent for service)

                 ____________________________________

                CALCULATION OF REGISTRATION FEE

                                         Proposed   Proposed
 Title of                                maximum    maximum
 securities                              offering   aggregate   Amount of
 to be                  Amount to be    price per   offering    registration
registered (1)          registered      share (2)   price (2)   fee (2)

===========================================================================
Common Stock, par
value $1.00          250,000 shares     $41.90625  $10,476,563  $3,090.59
per share (3)


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the AlliedSignal Ltd. UK Share Purchase Plan, the Employee Stock Purchase Plan of AlliedSignal Inc. and the AlliedSignal Ireland Employees Share Ownership Program.

(2) Estimated in accordance with Rule 457(h) of the Act, solely for the purpose of calculating the registration fee based on an assumed price of $41.90625 per share, the average of the high and low sales prices of the Common Stock of AlliedSignal Inc. on the New York Stock Exchange Composite Tape on June 18, 1998.

(3) The shares of common stock being registered consist of shares to be acquired by the Trustee pursuant to the Employee Stock Purchase Plan of AlliedSignal Inc. for the account of participants.

                             PART I

      INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants in the Employee Stock Purchase Plan of AlliedSignal Inc. (the "Plan") as specified by Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

      Such document(s) are not being filed with the Commission, but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of
Part II  hereof) a prospectus that meets the requirements  of
Section 10(a) of the Securities Act.

                             PART II

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

   The following documents have been filed by AlliedSignal Inc.
(the "Company") or the Plan with the Commission and are incorporated herein by reference:

       (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1997;

       (b) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998;

       (c) the Company's Current Reports on Form 8-K filed on
       January 15, February 2, February 5, February 18, February
       23, March 18, April 22, April 28, May 20, May 29 and June
       18, 1998;

       (d) the description of the Company Common
       Stock set forth in Note 18 of Notes to Financial
       Statements included in Exhibit 13 of the Company's Annual
       Report on Form 10-K for the year ended December 31, 1997.

   All documents filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

   The Company's consolidated financial statements, incorporated herein by reference to the Company's Annual Report on Form
10-K for the year ended December 31, 1997, have been so incorporated in reliance on the reports of Price Waterhouse LLP ("Price Waterhouse"), independent accountants, given on the authority of said firm as experts in auditing and accounting.

   With respect to the unaudited consolidated financial information of the Company for the three month period ended March 31, 1998 incorporated herein by reference, Price Waterhouse reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated April 22, 1998, incorporated by reference herein, states that they did not audit and they do not express an opinion on that unaudited consolidated financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Price Waterhouse is not subject to the liability provisions of Section 11 of the Act for their report on the unaudited consolidated financial information because that report is not a "report" or a "part" of the registration statement prepared or certified by Price Waterhouse within the meaning of Sections 7 and 11 of the Act.


Item 4. Description of Securities

   Not Applicable

Item 5. Interests of Named Experts and Counsel

   Not Applicable

Item 6. Indemnification of Directors and Officers

   Under Article ELEVENTH of the Company's Restated Certificate of Incorporation, each person who is or was a director or officer of the Company, and each director or officer of the Company who serves or served any other enterprise or organization at the request of the Company, shall be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law.

  Under such law, to the extent that such a person is successful on the merits or otherwise in defense of a suit or proceeding brought against such person by reason of the fact that such person is or was a director or officer of the Company, or serves or served any other enterprise or organization at the request of the Company, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection with such action.

  If unsuccessful in defense of a third-party civil suit or a criminal suit, or if such a suit is settled, such a person shall be indemnified under such law against both (1) expenses (including attorneys' fees) and (2) judgments, fines and amounts paid in settlement if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action, had no reasonable cause to believe such person's conduct was unlawful.

  If unsuccessful in defense of a suit brought by or in the right of the Company, or if such suit is settled, such a person shall be indemnified under such law only against expenses (including attorneys' fees) actually and reasonably incurred in the defense or settlement of such suit if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company except that if such person is adjudged to be liable in such suit to the Company, such person cannot be made whole even for expenses unless the court determines that such person is fairly and reasonably entitled to indemnity for such expenses.

  In addition, the Company maintains directors' and officers' reimbursement and liability insurance pursuant to standard form policies. The risks covered by such policies include certain liabilities under the securities laws.

Item 7. Exemption from Registration Claimed

   Not Applicable

Item 8. Exhibits

    Exhibit
      No.                             Description
     _____                            ___________


     4.1  The Company's Restated Certificate of
          Incorporation (incorporated by reference to Exhibit
          3(i) to the Company's Form 10-Q for the quarter ended
          March 31, 1997).

     4.2  The Company's By-laws, as amended
          (incorporated by reference to Exhibit 3(ii) to the Company's Form 10-Q for the quarter ended March 31,
          1996).

     15 Independent Accountants' Acknowledgment Letter as to the incorporation of their report relating to unaudited interim financial information
          (filed herewith).

    23.1 Consent of Price Waterhouse LLP (filed herewith).

    24   Powers of Attorney (filed herewith).


Item 9.  Undertakings

     (a)  The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i)  To include any prospectus required by
            Section 10(a)(3) of the Act;

                      (ii)  To reflect in the prospectus any
            facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                      (iii)  To include any material information
            with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

           (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, and each filing of the Plan's annual report pursuant to Section 15(d) of the Exchange Act, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           SIGNATURES

    The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Morris, State of New Jersey, on the 19th day of June, 1998.

                                        AlliedSignal Inc.



                                       By:/s/ Richard F. Wallman
                                           _________________________
                                              Richard F. Wallman
                                               Senior Vice President and
                                                Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

            Name                         Title                    Date


              *
______________________________   Director, Chairman of the
     (Lawrence A. Bossidy)       Board and Chief Executive
                                 Officer


              *                   Director
______________________________
      (Hans W. Becherer)


              *                   Director
______________________________
        (Ann M. Fudge)


              *                   Director
_____________________________
       (Paul X. Kelley)


              *                   Director
_____________________________
      (Robert P. Luciano)


              *                   Director
_____________________________
      (Robert B. Palmer)

              *                   Director
_____________________________
      (Russell E. Palmer)


              *                   Director
_____________________________
      (Frederic M. Poses)


              *                   Director
_____________________________
     (Ivan G. Seidenberg)


              *                   Director
_____________________________
       (Andrew C. Sigler)


              *                   Director
_____________________________
       (John R. Stafford)


              *                   Director
_____________________________
     (Thomas P. Stafford)


              *                   Director
______________________________
     (Robert C. Winters)



              *                   Director
______________________________
      (Henry T. Yang)


/s/ Richard F. Walman
______________________________    Senior Vice President and    June 19, 1998
     (Richard F. Wallman)         Chief Financial Officer
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)

    /s/ Peter M. Kreindler
*By:____________________________
      (Peter M. Kreindler,                                     June 19, 1998
       Attorney-in-Fact)

    The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan administrator has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Morris, State of New Jersey, on the 19th day of June, 1998.

                         Employee Stock Purchase Plan of AlliedSignal Inc.

                                  /s/ R. Peter Mercer
                              By:___________________________________
                                  R. Peter Mercer
                                  Vice President, Human Resources Operations

                            EXHIBIT INDEX
Exhibit
 No.                                 Description                       Page

4.1  The Company's Restated Certificate of
     Incorporation  (incorporated by reference to
     Exhibit 3(i) to the Company's Form 10-Q for the quarter ended March 31, 1997).

4.2 The Company's By-laws, as amended (incorporated by reference to Exhibit 3(ii) to the Company's
     Form 10-Q for the quarter ended March 31, 1996).

5 Opinion of J. Edward Smith, Esq., with respect to the legality of the securities being registered hereby.

15 Independent Accountants' Acknowledgment Letter as to the incorporation of their report relating to unaudited interim financial information (filed herewith).

23.1 Consent of Price Waterhouse LLP (filed herewith).

23.2 The consent of J. Edward Smith, Esq. is contained in his opinion filed as Exhibit 5 to this registration statement.

24   Powers of Attorney (filed herewith).

<EXHIBIT>

                                                  Exhibit 5


                        AlliedSignal Inc.
                         Law Department
                          P.O. Box 2245
                    Morristown, NJ 07962-2245


                                   June 23, 1998

AlliedSignal Inc.
101 Columbia Road
Morristown, NJ 07962

Ladies and Gentlemen:

     As Senior Counsel, Corporate and Finance, of AlliedSignal Inc., a Delaware corporation (the "Company"), I have examined the Certificate of Incorporation and Bylaws of the Company as well as such other documents and proceedings as I have considered necessary for the purposes of this opinion. I have also examined and am familiar with the Company's Registration Statement on Form S-8 (the "Registration Statement") as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), relating to 250,000 shares of the Company's Common Stock, par value $1.00 per share (the "Common Shares"), which may be acquired by the Trustee pursuant to the Employee Stock Purchase Plan of AlliedSignal Inc. for the account of participants.

     Based upon the foregoing, and having regard to legal considerations which I deem relevant, I am of the opinion that the Common Shares are legally issued, fully paid and non-assessable.

      I hereby consent to the inclusion of this opinion letter as an exhibit to the Registration Statement.

                                   Very truly yours,


                                   /s/ J. Edward Smith
                                   _________________________
                                   J. Edward Smith
                                   Senior Counsel
                                   Corporate and Finance



<EXHIBIT/>

<EXHIBIT>


Exhibit 15


June 23, 1998

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Ladies and Gentlemen:

We are aware that AlliedSignal Inc. has incorporated by reference our report dated April 22, 1998 (issued pursuant to the provisions of Statement on Auditing
Standards No. 71) in its Registration Statement on Form
S-8 for the Employee Stock Purchase Plan of
AlliedSignal Inc. to be filed on or about June 23, 1998. We are also aware of our responsibilities under the Securities Act of 1933.


Yours very truly,

/s/ Price Waterhouse LLP



<EXHIBIT/>

<EXHIBIT>


                                                       Exhibit 23

               Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1998, which appears on page 40 of the 1997 Annual Report to Shareowners of AlliedSignal Inc. (the "Company"), which is incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Incorporation of Documents by Reference" in this Registration Statement.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Florham Park, New Jersey
June 23, 1998


<EXHIBIT/>

<EXHIBIT>



                                             Exhibit 24

                        POWER OF ATTORNEY


     I, Lawrence A. Bossidy, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share
Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Lawrence A. Bossidy
                                   --------------------------------
                                        Lawrence A. Bossidy



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Hans W. Becherer
                                   ----------------------------
                                        Hans W. Becherer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase
Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.


                                        /s/ Ann M. Fudge
                                   -------------------------
                                        Ann M. Fudge



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Paul X. Kelley, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Paul X. Kelley
                                   ---------------------------
                                        Paul X. Kelley



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase
Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert P. Luciano
                                   -----------------------------
                                        Robert P. Luciano



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share
Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert B. Palmer
                                   -----------------------------
                                        Robert B. Palmer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Russell E. Palmer
                                   -----------------------------
                                        Russell E. Palmer



Dated:  April 27, 1998







<PAGE.

                        POWER OF ATTORNEY


     I, Frederic M. Poses, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share
Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Frederic M. Poses
                                   --------------------------------
                                        Frederic M. Poses



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share
Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Ivan G. Seidenberg
                                   ------------------------------
                                        Ivan G. Seidenberg



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Andrew C. Sigler
                                   -----------------------------
                                        Andrew C. Sigler



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ John R. Stafford
                                   ------------------------------
                                        John R. Stafford



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common
Stock to be offered under the Dividend Reinvestment and Share
Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Thomas P. Stafford
                                   -------------------------------
                                        Thomas P. Stafford



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share
Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert C. Winters
                                   ------------------------------
                                        Robert C. Winters



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Henry T. Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate
form for the registration of shares of the Company's
Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Henry T. Yang
                                   --------------------------
                                        Henry T. Yang



Dated:  April 27, 1998

<EXHIBIT/>

<EXHIBIT>




                        AlliedSignal Inc.
                        101 Columbia Road
                  Morristown, New Jersey  07962

                                   June 23, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

               Re:  AlliedSignal Inc.
                    Registration Statement on Form S-8
                    -----------------------------------

Ladies and Gentlemen:

     On behalf of AlliedSignal Inc. (the "Company"), transmitted herewith via EDGAR pursuant to the Securities Act of 1933 is a registration statement on Form S-8 with respect to 250,000 shares of the Company's Common Stock which may be offered under the Employee Stock Purchase Plan of AlliedSignal Inc.

          The filing fee of $3,090.59 has been wired to the Commission's account at Mellon Bank.

     If you have any questions or comments regarding the Registration Statement, please call me at 973-455-2945.

                                   Very truly yours,

                                   ________________________
                                   /s/ J. Edward Smith
                                   J. Edward Smith
                                   Senior Counsel
                                   Corporate and Finance